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Exhibit 99.5

                              STANDSTILL AGREEMENT
                              --------------------

         This STANDSTILL AGREEMENT, dated as of September 8, 2002 (this "Agreement"), is made and entered into by and between ONTRO, INC., a California corporation ("Ontro" or the "Company"), on the one hand, and AURA (PVT.) LTD., a Pakistani corporation ("Aura"), on the other hand.

         WHEREAS, the Company is a California corporation with 10,940,268 shares of common stock, no par value, issued and outstanding as of the date hereof (the "Common Stock"); and

         WHEREAS, as of the date hereof, the Common Stock is listed on the Nasdaq SmallCap Market (the "SmallCap Market") under the symbol "ONTR"; and

         WHEREAS, Aura is a Pakistani corporation with its principal address and offices located in Lahore, Pakistan and with the principal business including trade, operation of certain businesses in Pakistan, and investment in property, business and securities; and

         WHEREAS, as of July 1, 2002, Aura beneficially owns approximately 3,110,210 shares of the Common Stock (the "Aura Shares") and certain unexercised warrants and options to purchase additional 1,150,080 shares of the Common Stock (the "Warrants"), respectively (collectively with the "Aura Shares" is referred to hereinafter as the "Shares"); and

         WHEREAS, in the event that Aura exercises the Warrants, Aura will beneficially own approximately 4,260,290 shares, or 35% of the Common Stock, thus being the single largest shareholder of the Common Stock; and

         WHEREAS, Aura supports the execution of the Agreement by the Company and any other transactions that the Company's Board of Directors may deem necessary in connection with the Company's efforts to regain its compliance with the Nasdaq SmallCap Market and desires to assist the Company in its efforts to regain its listing compliance with the SmallCap Market; and

         WHEREAS, Aura has been informed that the Company is considering the recapitalization and reorganization of the Company and its debt and equity structure, raising significant amounts of capital (which efforts, if taken, may or may not be successful) and reincorporating the Company in Delaware; and

         WHEREAS, Aura is willing to agree to certain restrictions regarding the Shares it will continue to own following the consummation of the transactions contemplated hereby.

         NOW THEREFORE, in consideration of the above premises and the promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Aura and the Company hereby agree as follows:



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1.       Standstill Agreement.
         ---------------------

         1.1 Aura hereby covenants and agrees that, from and after the date hereof and at all times through and including September 12, 2002, unless this Agreement shall be earlier terminated in accordance with the provisions of Paragraph 6 hereof, Aura will not, nor will it permit its respective Affiliates (as the term is defined hereinbelow):

         (i) to, directly or indirectly, in any manner, acquire, or agree to acquire, any beneficial interest in any equity securities of the Company,

         (ii) to make or in any way participate in any "solicitation" of "proxies" (as such terms are used in the proxy rules of the United States Securities and Exchange Commission (the "SEC")) to vote any voting securities of the Company (the "Company Voting Stock") in connection with the election of the directors of the Company or otherwise seek to alter the composition of the Company's Board of Directors,

         (iii) to make or in any way participate in any way in any "solicitation" of "proxies" (as such terms are used in the proxy rules of the SEC) to vote Company Voting Stock, with respect to any matter, other than the election of directors of the Company, which matter may be submitted to a vote of the stockholders of the Company,

         (iv) to seek to advise, encourage or influence any person with respect to the voting of any securities of the Company, or induce, attempt to induce or in any manner assist any other person in initiating any stockholder proposal or tender or exchange offer for securities of the Company or any change of control of the Company, or for the purpose of convening a stockholders' meeting of the Company,

         (v) to acquire or agree to acquire, by purchase or otherwise, more than 5% of any class of equity securities of any entity which, prior to the time Aura acquires more than 5% of such class, is publicly disclosed (by filing with the SEC or otherwise), or is otherwise known to Aura, to be the beneficial owner of more than 5% of the Company's outstanding Common Stock;

         (vi) to make any public announcement regarding any possibility, intention, plan or arrangement relating to a tender or exchange offer for securities of the Company or a business combination (or other similar transaction that would result in a change of control), sale of assets, liquidation or other extraordinary corporate transaction between Aura and the Company, or take any action that could reasonably be expected to require the Company to make a public announcement regarding any of the foregoing;

         (vii) to deposit any securities of the Company in a voting trust or subject any securities of the Company to any arrangement or agreement with respect to the voting of securities of the Company, except as specifically provided in this Agreement;

                                                                               2



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         (viii) to take any action to transfer the beneficial ownership of any of the Shares except as provided in Section 3 of this Agreement, unless (a) the proposed transferee proposes to accept the subject Shares as a gift (and not for the payment of consideration), (b) Aura and the proposed transferee shall so notify the Company in writing fourteen (14) days in advance of the proposed transfer, and (c) the proposed transferee executes a binding agreement, acceptable in form to the Company, between it and the Company in advance of such transfer, committing the proposed transferee to be bound by all of the material terms of this Agreement; or

         (ix) to form, join or in any way participate in a partnership, limited partnership, syndicate association or other group or otherwise act in concert with any other person for the purpose of (A) acquiring, holding, or voting of the Company Voting Stock, or (B) taking any other actions restricted or prohibited under clauses (i) through (ix) of this Section 1, or announcing an intention to do, or entering into any arrangement or understanding with others to do, any of the actions restricted or prohibited under clauses (i) through
(ix) of this Section 1.

         As used herein, the term "Affiliate" shall mean (i) any entity in which Aura owns, directly or indirectly, a greater than 10% beneficial interest, (ii) any person or entity which is controlled by, controlling or under common control with Aura, (iii) any partnership in which Aura is a general partner or managing member and (iv) any entity in which Rafi M. Khan ("Khan") or any of his family members (including but not limited to Khan's spouse, children, siblings, and their respective family members) own, directly or indirectly, a greater than 10% beneficial interest (other than through their ownership interest in Aura) or in which Khan or any of his family members serves as an officer, director, general partner or managing member, or (v) any person or entity which is controlled by, controlling or under common control with Khan.

         1.2 Notwithstanding anything to the contrary contained in Section 1.1(i) through 1.1(ix) hereof, nothing contained in this Agreement shall be construed to prevent Aura or any of its respective Affiliates from making a tender offer for all of the outstanding Common Stock so long as such tender offer is made on an any and all basis.

2.       Irrevocable Proxy Coupled with Interest.
         ----------------------------------------

         2.1 Aura hereby grants an irrevocable proxy coupled with interest (the "Proxy") to the Chief Executive Officer of the Company, whosoever such person shall be from time to time, as Aura's true and lawful proxy and attorney-in-fact, with full power of substitution, to vote all of the Shares, which Aura is entitled to vote, for and in the name, place and stead of Aura, at any annual, special or other meeting of the stockholders of the Company, and at any adjournments thereof or pursuant to any consent in lieu of a meeting or otherwise, in connection with each vote on matters brought before the Company's stockholders in the same manner and in the same proportion as the shares held by all stockholders of the Company other than Aura are voted in connection with each such vote. The Proxy shall terminate on September 5, 2012.

         2.2 Aura further agrees that the Proxy is sufficient in law to support an irrevocable power and shall not be terminated by any act of Aura, by lack of appropriate power or authority or by the occurrence of any other event or events.

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3.       Future Resale of the Shares; Right of First Refusal.
         ----------------------------------------------------

         3.1 Aura hereby agrees not to sell any of the Shares in the open market unless such sale is effected in compliance with the restrictions on volume, manner of sale and any other applicable restrictions imposed pursuant to the provisions of Rule 144 promulgated under the Securities Act of 1933, as amended ("Rule 144"), whether or not such sale is effected in reliance upon Rule 144 and notwithstanding that the provisions of Rule 144(e) may be applicable to the transaction.

         3.2 Aura further represents, warrants and agrees that Aura will not sell or transfer any of the Shares except as provided in Section 3.1 above unless it first sends to the Company a written notice in accordance with the provisions of Section 8 hereof fourteen (14) days in advance of the proposed closing date of the intended sale (i) setting forth the identity of the prospective purchaser of the Shares, and the material terms of the consideration to be paid for the subject Shares, (ii) representing and warranting to the Company that the intended sale is bona fide and was negotiated at arms length, and that the intended purchaser is not affiliated with Aura or any of its Affiliates, or its Affiliates' Affiliates, and (iii) affording the Company the absolute and irrevocable right and opportunity for a period of forty-five (45) days following the Company's receipt of Aura's written notice submitted in accordance with this paragraph for the Company to purchase the subject Shares on the same terms and conditions set forth in the written notice.

4.       Representations and Warranties of the Company.
         ----------------------------------------------

         The Company hereby represents and warrants to Aura as follows:

         4.1 The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and corporate authority to enter into this Agreement, and to consummate the transactions contemplated hereby.

         4.2 The execution, delivery and performance by the Company of this Agreement, and the consummation by the Company of the transactions contemplated hereby, have been authorized by all necessary corporate action. This Agreement has been duly executed and delivered by the Company. This Agreement constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms provided that this Agreement also constitutes a valid and binding obligation upon Aura.

5.       Representations and Warranties of Aura.
         ---------------------------------------

         Aura hereby represents and warrants to the Company as follows:

         5.1 Aura is a corporation duly organized, validly existing and in good standing under the laws of Pakistan, and has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

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         5.2 The execution, delivery and performance by Aura of this Agreement, and the consummation by Aura of the transactions contemplated hereby, have been authorized by all necessary action, corporate or otherwise. This Agreement has been duly executed and delivered by Aura and constitutes a valid and binding obligation upon Aura, enforceable against Aura and its successors in interest, assigns and legal representatives in accordance with its terms.

         5.3 The execution and delivery by Aura of this Agreement do not, and the consummation by Aura of the transactions contemplated hereby and compliance by Aura with the terms hereof will not, conflict with, or result in any violation of or default under, (i) any provision of Aura's organizational documents, including but not limited to Aura's charter, by-laws or any other similar organizational documents, (ii) any judgment, order, injunction, decree, statute, law, ordinance, rule or regulation applicable to Aura or the property or assets of Aura, or (iii) any note, bond, mortgage, indenture, license, agreement, lease or other instrument or obligation to which Aura is party or by which Aura or any of Aura 's assets may be bound. No consent, approval, order or authorization of, notice to, or registration, declaration or filing with any court, administrative agency or commission or other governmental entity, authority or instrumentality, domestic or foreign, is required to be obtained or made by or with respect to Aura in connection with the execution and delivery of this Agreement or the consummation by Aura of the transactions contemplated hereby.

         5.4 Aura beneficially owns the Shares, and has good and valid title to such Shares, free and clear of all Liens, and such Shares are the only securities of the Company that Aura or any of its respective Affiliates own beneficially or of record as of the date hereof.

6.       Termination.
         ------------

         This Agreement may be terminated at any time by mutual written agreement of the Company and Aura.

7.       Board Representation.
         ---------------------

         Any and all existing agreements by and between the Company and Aura are hereby terminated as of the date of this Agreement. Any and all rights that Aura may have had pursuant to those agreements with the Company, including but not limited to Aura's right to nominate or appoint any of its representatives to the Board of Directors of the Company, are hereby revoked as of the date of this Agreement.

8.       Notices.
         --------

         All notices and other communications hereunder shall be in writing and shall be deemed given on the day when delivered personally or by facsimile transmission (with confirmation), on the next business day when delivered to a nationally recognized overnight courier or five (5) business days after deposited as registered or certified mail (return receipt requested), in each case, postage prepaid, addressed to the recipient party at its address set forth below (or at such other address or facsimile number for a party as shall be specified by like notice; provided, however, that any notice of a change of address or facsimile number shall be effective only upon receipt thereof):

                                                                               5



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       (a)      If to the Company, to:

                Ontro, Inc.
                13250 Gregg Street,
                Poway, California 92064
                Attention:  James A. Scudder, President, Chief Executive Officer
                Facsimile:  (858)513-7061

                with a copy to:

                Fisher Thurber LLP
                4225 Executive Square, Suite 1600
                La Jolla, California 92037-1483
                Attn: David A. Fisher, Esquire
                Fax: (858) 535-1616

       (b)      if to Aura, to:

                Aura (Pvt.) Ltd.
                65 C 1 Gulburg 3
                Lahore, Pakistan
                Attention:  Qaiser Imran
                Facsimile:  011 92 42 571 3606

                with a copy to:

                Foley & Lardner
                2029 Century Park East, Suite 3500
                Los Angeles, CA 90067-3021
                Atten:  Mir Saied Kashani
                Fax: (310) 557-8475

9.       Miscellaneous.
         --------------

         9.1 Entire Agreement; Amendment. This Agreement constitutes the entire agreement and supersedes all other prior or contemporaneous agreements and understandings, both written and oral, among the parties hereto, or any of them, with respect to the subject matter hereof. This Agreement may not be amended, waived, changed, modified or discharged except by an instrument in writing executed by or on behalf of the party against whom enforcement of any amendment, waiver, change, modification or discharge is sought. No course of conduct or dealing shall be construed to modify, amend or otherwise affect any of the provisions hereof.

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         9.2 Severability. The provisions of this Agreement are severable, and in the event that any court of competent jurisdiction shall hold any one or more terms or provisions or part of a term or provision of this Agreement, for any reason, to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not in any way affect the validity, legality or enforceability of the remaining provisions or part of provisions of this Agreement, but this Agreement shall be reformed and construed as if such invalid, illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provision or part shall be reformed so that it would be valid, legal and enforceable to the maximum extent possible.

         9.3 Governing Law. Except as herein otherwise provided, the laws of the State of California shall govern the interpretation and application of all of the provisions of this Agreement without regard to its conflict of law doctrine. Each party hereto agrees that any claim relating to this Agreement shall be brought solely in the State or Federal Court for such jurisdiction, and each party hereto consents to the jurisdiction of such Court for purposes hereof.

         9.4 Assignment. This Agreement shall not be assignable by either party and shall be binding upon, and shall inure to the benefit of, the heirs, executors, administrators, legal representatives, successors and assigns of the parties.

         9.5 Waiver and Further Agreement. Any waiver of any breach of any terms or conditions of this Agreement shall not operate as a waiver of any other breach of such terms or conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. Each of the parties hereto agrees to execute all such further instruments and documents and to take all such further action as the other party may reasonably require in order to effectuate the terms and purposes of this Agreement.

         9.6 No Third Party Beneficiaries. Unless specifically provided herein, this Agreement is not intended to create, and shall not create, any rights in any person or entity that is not a party to this Agreement.

         9.7 Headings of No Effect. The paragraph headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         9.8 Construction; Plain Meaning. This Agreement has been prepared, and negotiations in connection with it have been carried on, by the efforts of each of the parties hereto, and this Agreement is to be construed fairly and in accordance with its plain meaning, and not strictly against any particular party, and no party hereto shall be deemed to be the draftsperson hereof.

         9.9 Survival of Obligations. The representations and warranties set forth in Sections 4 and 5 hereof shall survive indefinitely following the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

         9.10 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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                              STANDSTILL AGREEMENT
                                 SIGNATURE PAGE

                                SEPTEMBER 8, 2002

         IN WITNESS WHEREOF, the undersigned parties have executed this Standstill Agreement as of the date first above written.

                                   ONTRO, INC.

                                   By: /s/ James A Scudder
                                       ---------------------------
                                       Name:  James A Scudder
                                       Title: President

                                   AURA (PVT.) LTD.

                                   By: /s/ Qaiser Imran
                                       ---------------------------
                                       Name: Qaiser Imran
                                       Title: Chief Executive Officer

                                                                               8